MERRILL LYNCH
CONVERTIBLE
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
November 30, 1997



Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Daniel A. Luchansky, Vice President and
Portfolio Manager
Barton A. Vogel, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Convertible Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #10334 -- 11/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH CONVERTIBLE FUND, INC.

DEAR SHAREHOLDER

During the three months ended November 30, 1997, the stock market made limited progress as measured by the major stock indexes such as the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index. The DJIA's price increased 2.63% and the NASDAQ Composite Index rose only 0.83%. While these are relatively small price increases given the market's powerful performance over the past several years, they masked the sharp increase in volatility.

Equities first rallied strongly during September and early October only to collapse with the worst point decline in the history of the DJIA (-554 points) on October 27. The DJIA's largest point increase occurred the next day when it rallied 337 points, beginning a recovery that continued through the end of November. The fact that the DJIA recorded both its largest point gain and largest point loss in history in the same week is one example of the increase in volatility. Another example was the extension of the historical range of the Volatility Index (VIX) during the November quarter. This Index reflects stock market implied volatility based on "at-the-money" quotes (quote where the strike price and market price are the same) on the Standard & Poor's 100 Index options. Over the past five years, this Index has ranged between 10% -- 20%, and sometimes slightly exceeded 20% for short periods. The range for the VIX over the past three months has been a low of 21.2% and a record high of 55.5%. This increase may signal potentially exaggerated fluctuations in prices as volatility generally increases at both market tops and bottoms. We note that the valuation levels on the equity market are quite high on a historical basis, increasing risk.

To illustrate current conditions, we believe a review of the past is helpful. At the major bottom of the stock market in August 1982, the DJIA was at 776 and sold at about 1 times its book value. This compares to 7,823 and about 5.5 times book value at the end of November 1997. Its price/earnings ratio was about 8 times trailing earnings as compared to about 21 times at November month-end. The market's yield was 6.88% as compared to 1.7% on November 30, 1997. Admittedly, the macroeconomic environment, interest rate levels and inflation were quite different then, but current valuation levels and the concept of "reversion to the mean" (the process by which over the long term, valuations tend to revert toward their average) suggest a more cautious stance on equities. Accordingly, we have reduced our equity exposure from a high of 29.7% of total net assets on March 30, 1996, when we were more constructive on equity prices based on their valuations, to 7.1% on November 30, 1997. In addition, we have favored higher conversion premium and less equity-sensitive convertibles over lower conversion premium convertibles with greater equity sensitivity. Finally, we have improved the credit quality of holdings in the portfolio in an effort to further reduce risk.

We continue to be somewhat constructive on the macroeconomic environment in the United States as we move forward into 1998, notwithstanding recent turbulence in the currencies, economies and stock markets of the Pacific Basin. In our opinion, equity prices and their valuations already reflect this positive view, hence our more cautious posture.

Portfolio Review
There were some significant transactions in the portfolio during the quarter ended November 30, 1997. In the healthcare area, we established a position in Medpartners Inc. and added to our existing position in PhyCor Inc. Both companies are in the physician practice management business. We also initiated a position in Assisted Living Concepts Inc., a growth company which owns, operates and develops residences for the elderly who need help with the activities of daily living. In the energy sector, we added bonds issued by Loews Corp., convertible into Diamond Offshore Drilling, and Lomak Petroleum, Inc. We purchased ThermoTrex Corporation, a manufacturer of imaging systems and mammography equipment, and Kellstrom Industries Inc., an aviation maintenance company. We paired our positions in the metals and mining sector, selling Coeur d'Alene Mines Corporation as well as reducing our AK Steel Holding Corporation position through conversion and sale of the common stock. We also sold our holding of Wind River Systems Inc., a software company. Some of the issues which were traded during the quarter included BankAtlantic Bancorp, Inc. and Key Energy Group Inc.

In Conclusion
We believe this may be a particularly good time to invest in convertible securities in light of the current market environment and their inherent properties. Total returns of convertible securities historically capture most of the equity market's advance, but only participate in about half of a market's decline. Additionally, convertible securities currently yield almost three times more than equities in general. Compared to the fixed-income universe, convertible securities are consistently ranked among the best-performing sub-categories as measured by Lipper Analytical Services over all measured time periods. In our view, convertible issues are likely to offer good upside potential during firm equity and bond markets, yet offer a degree of protection when conditions become negative.

We thank you for your support of Merrill Lynch Convertible Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/DANIEL A. LUCHANSKY
Daniel A. Luchansky
Vice President and Portfolio Manager

January 7, 1998



PORTFOLIO INFORMATION

As of November 30, 1997

                                                  Percent of
Ten Largest Holdings                              Net Assets

PhyCor, Inc., 4.50% due 2/15/2003                    4.9%
BankAtlantic Bancorp, Inc.*                          4.0
Pep Boys -- Manny, Moe & Jack (The)*                 3.8
Home Depot, Inc. (The), 3.25% due 10/01/2001         3.8
Office Depot, Inc., 4.891% due 11/01/2008            3.8
Wendy's International, Inc., 5%, Series A            3.5
ALZA Corporation, 5% due 5/01/2006                   3.4
Citizens Utilities Trust, 5%                         2.8
Cyprus Amax Minerals Co., $4.00, Series A            2.5
Integrated Health Services Inc., 6% due
     1/01/2003                                       2.4

* Includes combined holdings.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" table as well as the total returns and cumulative total return in the "Performance Summary" table assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return+

                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class A Shares*
Year Ended 9/30/97                +22.68%                +16.24%
Five Years Ended 9/30/97          +12.37                 +11.17
Ten Years Ended 9/30/97           + 5.85                 + 5.29

+ Performance results for per share net asset value of Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares during the period when the Fund was closed-end.
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge currently applicable to Class A
   Shares.


Aggregate Total Return

                                 % Return               % Return
                                Without CDSC           With CDSC**
Class B Shares*
Inception (8/04/97) through
9/30/97                            +4.39%                +1.29%

 * Maximum contingent deferred sales charge is 4% and reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                 % Return               % Return
                                Without CDSC           With CDSC**
Class C Shares*
Inception (8/04/97)
through 9/30/97                    +4.39%                +3.61%

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                             % Return Without         % Return With
                               Sales Charge           Sales Charge**
Class D Shares*
Inception (8/04/97)
through 9/30/97                    +4.52%                -0.97%

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.





Recent Performance Results*

                                                                                                        12 Month      3 Month
                                                              11/30/97      8/31/97      11/30/96+      % Change+     % Change
ML Convertible Fund, Inc. Class A Shares++                    $12.70       $17.36        $16.39          +3.88%(1)    -1.93%(1)
ML Convertible Fund, Inc. Class B Shares                       12.67        17.35         16.91          +0.44(1)     -2.10(1)
ML Convertible Fund, Inc. Class C Shares                       12.68        17.36         16.91          +0.52(1)     -2.08(1)
ML Convertible Fund, Inc. Class D Shares                       12.69        17.36         16.91          +0.60(1)     -2.00(1)
ML Convertible Fund, Inc. Class A Shares -- Total Return++                                               +9.11(2)     -0.97(3)
ML Convertible Fund, Inc. Class B Shares -- Total Return                                                 +1.35(4)     -1.22(4)
ML Convertible Fund, Inc. Class C Shares -- Total Return                                                 +1.43(4)     -1.20(4)
ML Convertible Fund, Inc. Class D Shares -- Total Return                                                 +1.56(5)     -1.07(5)

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 +  Investment results and net asset values shown for Class B, Class C and Class D Shares are since their inception on 8/4/97.
++  Performance results for per share net asset value of Class A Shares prior to August 4, 1997 reflect the performance of the
    Fund's Capital Shares during the period when the Fund was closed-end.
(1) Percent change includes reinvestment of $4.421 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.810 per share ordinary income dividends and $4.421 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.169 per share ordinary income dividends and $4.421 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.156 per share ordinary income dividends and $4.421 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.165 per share ordinary income dividends and $4.421 per share capital gains distributions.






SCHEDULE OF INVESTMENTS

                              S&P        Moody's       Face
Industry                    Rating       Rating       Amount             Convertible Debentures             Cost          Value

Assisted Living --            NR*         NR*      $1,300,000      Assisted Living Concepts, Inc., 6%
1.5%                                                               due 11/01/2002                        $1,300,000    $1,309,750

Automotive                    NR*         Baa1        900,000      Magna International Inc., 7.25%
Parts -- 7.8%                                                      due 7/05/2005                            772,368       948,567
                              BB-         B1        2,000,000      Mascotech, Inc., 4.50% due 12/15/2003  1,840,000     1,735,000
                                                                   Pep Boys -- Manny, Moe & Jack (The):
                              BBB         Baa3      2,500,000      4% due 9/01/1999                       2,575,000     2,475,000
                              BBB         Baa3      1,500,000      4.089% due 9/20/2011(b)                  862,738       810,000
                              NR*         NR*         750,000      Tower Automotive, Inc., 5% due
                                                                   8/01/2004                                750,000       753,750
                                                                                                        -----------   -----------
                                                                                                          6,800,106     6,722,317

Aviation Equipment --         NR*         NR*       1,000,000      Kellstrom Industries Inc., 5.75%
1.3%                                                               due 10/15/2002                         1,000,000     1,125,000

Banking -- 4.0%                                                    BankAtlantic Bancorp, Inc.+:
                              NR*         NR*       1,250,000      6.75% due 7/01/2006                    2,152,413     2,075,000
                              NR*         NR*       1,400,000      5.625% due 12/01/2007                  1,400,000     1,400,000
                                                                                                        -----------   -----------
                                                                                                          3,552,413     3,475,000

Conglomerates -- 2.9%                                              Polyphase Corporation+:
                              NR*         NR*       1,000,000      12% due 12/01/1997                     1,000,000       265,000
                              NR*         NR*       2,000,000      12% due 7/01/1999                      2,000,000       530,000
                              A-          Baa3      1,500,000      Thermo Electron Corporation, 4.25%
                                                                   due 1/01/2003                          1,732,500     1,676,250
                                                                                                        -----------   -----------
                                                                                                          4,732,500     2,471,250

Dental Supplies --            NR*         NR*         550,000      Phoenix Shannon PLC, 9.50%
0.2%                                                               due 11/01/2000                           550,000       165,000

Drilling -- 1.2%              A+          A2        1,000,000      Loews Corp., 3.125% due 9/15/2007      1,000,000       993,750
                                                                   (into Diamond Offshore Drilling Inc.)

Environmental --              A-          Baa3      1,605,000      Thermo Ecotek Corp., 4.875%
3.4%                                                               due 4/15/2004                          1,606,119     1,609,013
                              A-          NR*         750,000      Thermo Fibertek Inc., 4.50%
                                                                   due 7/15/2004                            750,000       780,938
                              BBB-        Ba3         500,000      USA Waste Services, Inc., 4%
                                                                   due 2/01/2002                            500,000       513,125
                                                                                                        -----------   -----------
                                                                                                          2,856,119     2,903,076

Healthcare                    B           B3        2,000,000      Integrated Health Services Inc., 6%
Services -- 9.5%                                                   due 1/01/2003                          1,880,000     2,107,500
                              BB-         B1        4,500,000      PhyCor, Inc., 4.50% due 2/15/2003      4,413,750     4,241,250
                              BBB+        Ba1         400,000      Quantum Health Resources, Inc., 4.75%
                                                                   due 10/01/2000                           366,375       371,000
                              NR*         NR*       1,500,000      RoTech Medical Corporation, 5.25%
                                                                   due 6/01/2003                          1,497,278     1,496,250
                                                                                                        -----------   -----------
                                                                                                          8,157,403     8,216,000

Home Builders -- 0.7%         B-          B2          450,000      Continental Homes Holding Corp.,
                                                                   6.875% due 11/01/2002+                   450,000       635,625

Imaging                       A-          NR*         700,000      ThermoTrex Corporation, 3.25%
Systems -- 0.8%                                                    due 11/01/2007                           700,000       703,500

Metals & Mining --            BBB-        Baa2      1,500,000      Inco, Limited, 5.75% due 7/01/2004     1,781,150     1,470,000
1.7%

Pharmaceuticals --            BBB-        Baa3      3,000,000      ALZA Corporation, 5% due 5/01/2006     3,095,625     2,962,500
3.4%

Real Estate Investment        NR*         B2        1,500,000      Capstone Capital Trust, Inc., 6.55%
Trusts -- 1.7%                                                     due 3/14/2002                          1,371,401     1,458,750

Restaurants -- 2.2%           B-          B2          500,000      Boston Chicken, Inc., 7.75% due
                                                                   5/01/2004                                465,000       383,125
                              B           B2        1,425,000      Hometown Buffet Inc., 7% due
                                                                   12/01/2002                             1,452,750     1,505,156
                                                                                                        -----------   -----------
                                                                                                          1,917,750     1,888,281

Retail -- Building            A+          A1        2,500,000      Home Depot, Inc. (The), 3.25%
Materials -- 3.8%                                                  due 10/01/2001+                        2,500,000     3,278,125

Retail --                     BB-         Baa3      5,000,000      Office Depot, Inc., 4.891%
Office Products -- 5.9%                                            due 11/01/2008 (b)                     2,945,849     3,256,250
                                                                   US Office Products Co.:
                              B-          B3        1,000,000      5.50% due 5/15/2003                      842,500       927,500
                              B-          B3        1,000,000      5.50% due 5/15/2003                      942,500       918,750
                                                                                                        -----------   -----------
                                                                                                          4,730,849     5,102,500

Scientific                    A-          NR*       2,000,000      Thermo Cardiosystems, Inc., 4.75%
Equipment -- 5.2%                                                  due 5/15/2004                          2,000,000     1,995,000
                              A           Baa2      1,250,000      Thermo Instrument Systems Inc.,
                                                                   4.50% due 10/15/2003                   1,280,000     1,329,688
                              A-          Baa3      1,000,000      Thermo Optek Corp., 5% due
                                                                   10/15/2000                             1,035,000     1,172,500
                                                                                                        -----------   -----------
                                                                                                          4,315,000     4,497,188

Semiconductors --             NR*         NR*         750,000      Cypress Semiconductor Corp., 6%
0.8%                                                               due 10/01/2002                           750,000       674,063

Technology -- 2.7%            CCC         Caa2      1,000,000      Apple Computer, Inc., 6% due
                                                                   6/01/2001                                950,000       895,000
                              B           B3          750,000      Data General Corporation, 6%
                                                                   due 5/15/2004                            750,000       746,250
                              NR*         NR*         650,000      Premiere Technologies, Inc., 5.75%
                                                                   due 7/01/2004+                           650,000       642,688
                                                                                                        -----------   -----------
                                                                                                          2,350,000     2,283,938

Textiles -- 1.0%              B+          NR*       1,100,000      Fieldcrest Cannon, Inc., 6% due
                                                                   3/15/2012                                753,500       902,000

Water Treatment               BB+         B2        1,750,000      US Filter Corporation, 4.50%
Systems -- 2.2%                                                    due 12/15/2001                         1,750,000     1,852,812
                                                                                                        -----------   -----------
                                                                   Total Convertible Debentures --
                                                                   63.9%                                 56,413,816    55,090,425
                                                                                                        ===========   ===========

                                                      Shares
                                                       Held            Convertible Preferred Stocks

Banking &                     NR*         A1           10,000      Jefferson Pilot Corp., 7.25% (ACESSM)
Financial -- 1.2%                                                  (into Nations Bank Corp.) (c)            725,000     1,055,000

Energy -- 1.2%                BB-         Ba2          20,000      CalEnergy Capital Trust II, 6.25%      1,000,000       997,500

Healthcare -- 1.4%            BBB-        Baa2         50,000      Medpartners Inc., 6.50%                1,109,375     1,200,000

Minerals -- 2.5%              NR*         Ba1          43,150      Cyprus Amax Minerals Co., $4.00,
                                                                   Series A                               2,312,840     2,189,862

Oil & Gas                     B           B3           20,000      Lomak Petroleum, Inc., 5.75%           1,000,000       967,500
Producers -- 1.1%

Paper -- 2.4%                 BBB+        Baa1         40,000      International Paper Co., $5.25         1,902,000     2,060,000

Real Estate Investment        BBB         Baa3         30,000      Public Storage Inc., $2.062              759,300     1,380,000
Trusts -- 1.6%

Restaurants -- 3.5%           BBB         Baa2         60,000      Wendy's International, Inc., 5%,
                                                                   Series A                               3,055,938     3,030,000

Retail -- 1.3%                B+          B2           19,500      Kmart Financing I, 7.75%               1,024,920     1,079,812

Steel -- 4.0%                 B           Caa          40,000      WHX Corporation, 6.50%, Series A       1,590,840     1,860,000
                              A-          A3          103,610      Worthington Industries, Inc., 7.25%
                                                                   (into Rouge Industries, Inc.)          1,751,527     1,580,052
                                                                                                        -----------   -----------
                                                                                                          3,342,367     3,440,052

Utilities -- 2.8%             AA          Aa3          50,500      Citizens Utilities Trust, 5%           2,191,905     2,417,687
                                                                                                        -----------   -----------
                                                                   Total Convertible Preferred
                                                                   Stocks -- 23.0%                       18,423,645    19,817,413
                                                                                                        ===========   ===========


                                                                       Common Stocks & Warrants

Consumer Products --                                   25,000      RJR Nabisco Holdings Corp.               821,875       910,937
1.1%

Drug Distribution -- 0.4%                              10,000      Bindley Western Industries, Inc.         191,850       307,500

Environmental -- 0.1%                                   6,000      Allied Waste Industries, Inc.             28,804       130,875

Financial Services -- 0.0%                             34,375      Nal Acceptance Corp. (Warrants)(a)             0         9,797

Funeral Services -- 0.8%                               20,000      Service Corporation International        366,078       731,250

Home Builders -- 0.6%                                  20,000      Toll Brothers, Inc.                      486,200       482,500

Paper -- 0.7%                                          17,700      Boise Cascade Corporation                585,162       596,269

Pharmaceuticals -- 0.0%                                 2,182      Crescendo Pharmaceuticals Corporation     25,093        24,684

Railcar Production -- 0.8%                             15,479      Trinity Industries Leasing Co.           293,789       702,360

Semiconductors -- 1.0%                                 75,800      Cypress Semiconductor Corporation        974,147       829,062

Steel -- 0.9%                                          40,000      AK Steel Holding Corporation             601,549       787,500

Technology -- 0.7%                                     60,000      Integrated Device Technology, Inc.       788,465       611,250

Utilities -- 0.0%                                       2,374      Citizens Utilities Company (Class B)      19,534        22,993
                                                                                                        -----------   -----------
                                                                   Total Common Stocks & Warrants --
                                                                   7.1%                                   5,182,546     6,146,977
                                                                                                        ===========   ===========


                                                       Face
                                                      Amount            Short-Term Securities

Commercial                                         $2,261,000      General Motors Acceptance Corp.,
Paper** -- 4.1%                                                    5.75% due 12/01/1997                   2,259,917     2,259,917
                                                    1,300,000      Lexington Parker Capital Company
                                                                   LLC, 5.60% due 12/05/1997              1,298,584     1,298,584
                                                                                                        -----------   -----------
                                                                                                          3,558,501     3,558,501

US Government Agency                                1,300,000      Federal Home Loan Mortgage Corp.,
Obligations** -- 1.5%                                              5.48% due 12/12/1997                   1,297,230     1,297,230
                                                                                                        -----------   -----------
                                                                   Total Short-Term Securities -- 5.6%    4,855,731     4,855,731
                                                                                                        ===========   ===========

Total Investments -- 99.6%                                                                              $84,875,738    85,910,546
                                                                                                        ===========
Short Sales (Proceeds -- $4,780,419) -- (5.5%)+                                                                        (4,780,000)

Other Assets Less Liabilities -- 5.9%                                                                                   5,137,586
                                                                                                                      -----------
Net Assets -- 100.0%                                                                                                  $86,268,132
                                                                                                                      ===========

Net Asset     Class A -- Based on net assets of $74,705,392 and 5,880,826 shares outstanding                               $12.70
Value:                                                                                                                ===========
              Class B -- Based on net assets of $8,555,662 and 675,113 shares outstanding                                  $12.67
                                                                                                                      ===========
              Class C -- Based on net assets of $1,380,620 and 108,916 shares outstanding                                  $12.68
                                                                                                                      ===========
              Class D -- Based on net assets of $1,626,458 and 128,118 shares outstanding                                  $12.69
                                                                                                                      ===========

(a) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(c) Adjustable Convertible Extendable Securities.
  * Not Rated.
 ** Commercial Paper and certain US Government Agency
    Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
  + Covered short sales entered into as of November 30, 1997 were as follows:

    Shares                  Issue                       Value

    140,300     BankAtlantic Bancorp, Inc.           $(1,894,050)
      8,900     Continental Homes Holding Corp.         (289,806)
     40,000     Home Depot, Inc. (The)                (2,237,500)
      5,500     Polyphase Corporation                     (5,844)
     14,700     Premiere Technologies, Inc.             (352,800)
                                                    ------------
    Total (Proceeds -- $4,780,419)                   $(4,780,000)
                                                    ============
